___________________________________________________________________________
___________________________________________________________________________

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934
______________

Date of Report (Date of earliest event reported) July 10, 1997


J.P. MORGAN & CO. INCORPORATED
(Exact name of registrant as specified in its charter)



DELAWARE
(State or other jurisdiction of incorporation)
1-5885 (Commission
File Number)
13-2625764 (IRS Empolyer Identification No.)

60 WALL STREET, NEW YORK, NEW YORK                  10260-0060

(Address of principal executive offices)               (Zip Code)




Registrant's telephone number, including area code (212) 483-2323

   _________________________________________________________________



    (Former name or former address, if changed since last report)
___________________________________________________________________________

ITEM 5.  OTHER EVENTS

On July 10, 1997, the Registrant issued a press release announcing that Paul A. Allaire and Ellen V. Futter have been elected directors of J.P. Morgan & Co. Incorporated, effective September 1, 1997.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements

             NONE. The financial statements included in this report are not required to be filed as part of this report.

         (b) Pro Forma Financial Information

             NONE.

         (c) Exhibits

	99. Copy of press release of J.P. Morgan & Co. Incorporated dated July 10, 1997.

SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                        J.P. MORGAN & CO. INCORPORATED
                        ______________________________
                        (REGISTRANT)







                           /s/  DAVID H. SIDWELL
                        ____________________________
                        NAME:  DAVID H. SIDWELL
                        TITLE: MANAGING DIRECTOR and CONTROLLER



DATE: July 10, 1997